Exhibit 99.1 JUNE 2012 INVESTOR C HART I NDUSTRIES , I NC . P RESENTATION

Disclosure

Forward-Looking Statements:  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”,
“forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.  All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; changes in government energy policy or failure of expected changes in policy to materialize; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure;
our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; the
Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions and the challenges associated with efforts to acquire and integrate new product lines or businesses; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the loss of key employees and deterioration of employee or labor relations; the pricing and availability of raw materials; the regulation of our products by the U.S.
Food & Drug Administration and other governmental authorities; potential future impairment of the Company’s significant goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, employment and environmental claims;
technological security threats; risks associated with our indebtedness, leverage, debt service and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully.  Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

GTLS: GAS TO LIQUID SYSTEMS
Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products
One of the leading suppliers in all primary markets served
Global footprint for our operations on four continents with approximately 3,800 employees
Worldwide earnings with approximately 60% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets
Asia
19%
U.S.
42%
Americas
(Non-US)
9%
RoW
6%
Europe
24%
2011 Sales by Segment
Energy
48%
BioMedical
25%
General
Industrial
27%
2011 Sales by Region
2011 Sales by End-User
Energy &
Chemicals
26%
Distribution
& Storage
49%
BioMedical
25%

GTLS: GAS TO LIQUID SYSTEMS
Energy & Chemicals (E&C) Segment Overview
Heat Exchanger
Cold Box
Production
Brazed Aluminium
Heat Exchangers
44%
Cold Boxes and
LNG VIP
23%
2011 Sales by Product / Region
Highlights
Technology leader – providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading industry positions worldwide
Manufacturing leader – one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Selected Products
Americas
(Non-US)
11%
Middle East &
RoW
18%
Asia
23%
U.S.
47%
Europe
1%
3
Air Cooled Heat
Exchangers
33%

GTLS: GAS TO LIQUID SYSTEMS
Distribution & Storage (D&S) Segment Overview
2011 Sales by Product / Region
Highlights
Balanced customer base – 46% of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
North America
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
36%
Packaged Gas
Systems
28%
VIP, Systems
and Components
9%
Parts, Repair and On-
Site Service
9%
Beverage Liquid
CO Systems
6%
LNG Terminals
and Vehicle Fuel
Systems 12%
Americas
(Non-US)
10%
RoW
3%
Asia
21%
U.S.
42%
Europe
24%

2

GTLS: GAS TO LIQUID SYSTEMS
2011 Sales by Product / Region
Highlights
Strong growth – increase in oxygen respiratory therapy and
biomedical research, led by international markets, expected
Robust end markets include:
–
Home healthcare and nursing homes
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Liquid Oxygen
(LOX) Therapy
Systems
52%
Biological
Storage
Systems
30%
Selected Products
Americas
(Non-US)
5%
U.S.
38%
Europe
46%
Asia
10%
RoW
1%
5
Non-LOX
Respiratory
Therapy Systems
18%
BioMedical Segment Overview

GTLS: GAS TO LIQUID SYSTEMS
Operating leverage provides the flexibility to expand and reduce capacity as needed
Major manufacturing locations include:
China, Changzhou (D&S and E&C) and Chengdu (BioMedical)
Czech Republic, Decin (D&S)
Georgia,
Canton and Minnesota, New Prague/Owatonna (D&S and BioMedical)
Wisconsin,
La Crosse,
Louisiana,
New Iberia and
Oklahoma,
Tulsa (E&C)
Expansion of facilities in China, Louisiana and Minnesota are currently in process
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Asia-Pacific
North America
Europe

Global Manufacturing and Distribution Platform

GTLS: GAS TO LIQUID SYSTEMS
Growth Opportunities

•Global base load LNG
projects
• Growth in natural gas
processing
• Emerging market
opportunities
•Global LNG opportunity
• Strong relationships with
Industrial Gas customers
• Demand for Industrial Gas
projected to increase 8%
per year
E&C
D&S
•Aging demographics
• Product expansion
• Increasing biological
research
BioMedical

GTLS: GAS TO LIQUID SYSTEMS
Global Appetite For Energy

Source: ExxonMobil 2012 – The Outlook for Energy, A View to 2040
Natural gas expansion – Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for Chart’s products

GTLS: GAS TO LIQUID SYSTEMS
Natural Gas Expected To Grow Globally

Source: ExxonMobil 2012 – The Outlook for Energy, A View to 2040
Efforts to reduce emissions will help
gas become the world’s #2 fuel
overtaking coal
Many applications are suited to natural
gas hence it can displace oil, coal and
LPG
By 2040 it is estimated that 15% of
global gas demand will be met by LNG
Shale gas and coal mine methane are
examples of unconventional gas
production that is forecast to account
for 30% of total gas production by
2040

GTLS: GAS TO LIQUID SYSTEMS
Chart provides a broad offering of products and solutions for the full LNG value chain: LNG liquefiers, transportation equipment, terminal storage equipment and vehicle tanks for both on-road and off-road heavy duty vehicles and marine applications
LNG Value Chain Opportunities

GTLS: GAS TO LIQUID SYSTEMS LNG Storage, Transportation & Delivery 11

GTLS: GAS TO LIQUID SYSTEMS LNG Fueling 12

GTLS: GAS TO LIQUID SYSTEMS
Strong Track Record of Successful Execution
¹Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve
During last growth cycle Company leveraged its flexible
manufacturing platform resulting in operating income
growth that outpaced sales
Flexible cost structure and good execution allowed for
aggressive response to economic downturn resulting in
higher operating income level than last cycle low point
13
Similar or higher growth, leveraged by
acquisitions, expected to occur again during the
current growth cycle
The return of large contract orders and the
improvement in base order levels have
confirmed a new growth cycle
1
0
50
100
150
200
250
300
350
400
450
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Large Contract Orders
Base Orders
0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
600
700
800
900
2004 2005 2006 2007 2008 2009 2010 2011 LTM
2012
Sales
Operating Income
Last Growth
Cycle CAGR
(2004-2008)
Sales   25%
Oper. Inc.  38%

GTLS: GAS TO LIQUID SYSTEMS
Historical Orders and Backlog
Quarter-end Backlog ($MM)
14
Quarterly Orders ($MM)
0
100
200
300
400
500
600
700
Q3
2009
Q1
2009
Q2
2009
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q4
2009
Q1
2010
Q2
2010
E&C
D&S
BioMed
0
100
200
300
400
500
600
700
Q1
2012
Q4
2011
Q3
2011
Q2
2011
Q1
2011
Q4
2010
Q3
2010
Q2
2010
Q1
2010
Q4
2009
Q3
2009
Q2
2009
Q1
2009
D&S
E&C
BioMed

GTLS: GAS TO LIQUID SYSTEMS
• Attractive industry with long-term
customer relationships
• Solid platform with worldwide
presence and leading industry
positions in all segments
Summary of Investment Highlights
15
• Exploit LNG and NG growth
• Opportunities with global infrastructure
build-out
• New product development and
innovation
• Expanded new business and inorganic
pipeline
Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas use, and biomedical opportunities
Strong Balance Sheet
• 7 yr. $250 million convertible notes -
2% cash interest cost
• Recently increased senior credit
facility to $375 million, from $200
million, which adds liquidity and
significantly improves ability to grow
Flexible / Low Cost Capital
Structure
Very Stable Business Model
Positioned for Significant Growth
• Strong organic earnings should provide
substantial free cash flow and liquidity
• Permit continued accretive organic and
inorganic growth